UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a – 6(e)(2))

[x]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

WTI Fund X, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[x]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WTI FUND X, INC.

NOTICE OF ANNUAL SHAREHOLDER MEETING
TO BE HELD ON MAY 21, 2025

To the Shareholder of WTI Fund X, Inc.:

    An Annual Shareholder Meeting of WTI Fund X, Inc. (“the Fund” or “Fund X”) will be held at 11:00 a.m., Pacific time, on May 21, 2025, at the offices of Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, to consider and vote on the election of four members of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2025.

    Each shareholder that owned shares of the Fund on the close of business on April 2, 2025 is entitled to vote at this meeting. A shareholder may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it by e-mail. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

                        By order of the Board of Directors of the Fund

                        /s/ David R. Wanek

                        DAVID R. WANEK
                        Director, Chairman of the Board

April 3, 2025

If you plan to attend our meeting in person, please call Jared S. Thear at (650) 234-4306.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
Please complete the enclosed proxy card, date and sign it, and return it by e-mail.

WTI FUND X, INC.
104 La Mesa Drive, Suite 102
Portola Valley, California 94028

PROXY STATEMENT
ANNUAL SHAREHOLDER MEETING
MAY 21, 2025

    Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2025: This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2024, are available, with log-in information, on the internet at the following address: www.intralinks.com. Please contact Thomas Romero, at (650) 234-4310, or by e-mail to thomas@westerntech.com, if you require assistance accessing the website.

Introduction

    The Board of Directors of WTI Fund X, Inc. (the “Fund” or “Fund X”) has issued this proxy statement to solicit proxies for use at the Annual Shareholder Meeting of the Fund to be held at 11:00 a.m., Pacific time, on May 21, 2025, at the offices of Westech Investment Advisors LLC (“Westech”), 104 La Mesa Drive, Suite 102, Portola Valley, California 94028, and at any adjournments thereof (collectively, the “Meeting”). At the Meeting, the election of four members of the Board of Directors of Fund X and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2025 will be considered and voted upon (the “Proposals”). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 3, 2025.

    On April 2, 2025, the record date for the Meeting (the “Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund X outstanding and entitled to vote. For a shareholder’s Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 21, 2025. A shareholder may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy card and return it by e-mail. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person. The Fund’s Board of Directors does not have a formal policy regarding whether directors will attend annual shareholder meetings. It is anticipated that the Meeting will be conducted by proxy, with no shareholders attending. At the Fund’s 2024 annual meeting, all votes were submitted by proxy and one member of the Fund's Board of Directors attended the meeting through electronic conferencing. Should a shareholder indicate an intention to attend the Meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.
    If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matter listed in the accompanying Notice of Annual Shareholder Meeting and “for” any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue. Therefore, with respect to the Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

    A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote “for” the Proposals in favor of such adjournment, and will vote those proxies which they are required to vote “against” the Proposals against such adjournment. A shareholder vote may be taken on one or both Proposals prior to such adjournment if sufficient votes have been received.

    The election of each of the nominated directors of the Fund requires approval by a plurality of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present, and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2025 requires approval by a majority of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present. 100% of the Fund’s outstanding Shares are owned by WTI Fund X, LLC (the “LLC”). The LLC in turn is owned by its members (the “LLC Members”). The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund. Accordingly, the election of each of the nominated directors of the Fund requires the prior approval of the holders of at least a plurality of the outstanding shares of membership interests of the LLC (the “LLC Shares”), and ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2025 requires the prior approval of at least a majority of the outstanding LLC Shares.

    Annex A to this Proxy Statement sets forth information about the beneficial owners and “groups” of beneficial owners (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

    Proxy solicitation will be made primarily by e-mail, but proxy solicitations also may be made by mail, telephone calls or personal meetings conducted by officers and employees of the Fund and Westech. The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

    The Annual Report for the Fund for its year ended December 31, 2024 has been timely delivered to the Fund’s shareholder.

Election of Directors (Proposal 1) – General Matters

    All the nominees have consented to serve as directors of the Fund if elected. If elected, each nominee will serve until the next annual shareholder meeting or until his or her successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee presented at the Meeting.

    These nominees, if elected, will constitute the entire Board of Directors of the Fund. To be elected, each nominee must receive the affirmative vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

    The directors of the Fund who are not “interested persons” of the Fund (the “Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent registered public accounting firm and recommends the engagement of the independent registered public accounting firm. The Fund’s Board of Directors has adopted a written charter for the Audit Committee (the “Audit Committee Charter”), the current version of which is attached to this proxy statement as Annex B. The Audit Committee Charter requires that the Fund’s Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert,” as defined in rules adopted by the Securities and Exchange Commission (“SEC”). The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.

    The Independent Directors of the Fund also constitute its Nominating Committee. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors. The Charter of the Nominating Committee is attached to this proxy statement as Annex C. The Nominating Committee will consider nominees recommended by LLC Members. Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.

    The Nominating Committee has not set minimum qualifications that must be met by director nominees. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. Although the Nominating Committee does not have a formal policy on diversity, it believes that diversity in Board composition is an important factor in evaluating nominees, and seeks to have Board members with diverse backgrounds, experiences, and points of view. All of the Fund’s current Independent Directors were recommended to the Nominating Committee by Westech. In addition to the factors described above, the Nominating Committee considered the fact that all of the Independent Directors have been directors of prior business development companies or members of advisory boards of limited liability companies managed by and/or affiliated with Westech with investment programs similar to that of the Fund, and thus are conversant with the investment program of the Fund and related issues.

    Each director’s biography, set forth below, includes information about the director’s specific experience and qualifications that led the Board to conclude that they should serve as a director of the Fund, in light of the Fund’s business and structure. Additionally, the Board believes that each director possesses strong personal and professional ethics, a high standard of integrity and values, and senior leadership skills and experience. Each director has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Fund. The Board believes that each director brings valuable skills and experiences to the Fund that, taken together, provides the Board with a depth of knowledge, judgment and insight necessary to provide effective oversight of the Fund’s operations.

    Mr. Lazarakis was a partner at Ernst & Young until July 2015. He has over 35 years of experience serving technology, software and internet companies, ranging from large multinationals to smaller, emerging growth companies and venture-backed start-up entities.

    Mr. Miller is the Chief Operating Officer and Managing Director of Makena Capital Management, a global multi-asset class investment manager, where he also serves on the firm’s Management and Investment Committees. Before joining Makena, Mr. Miller managed various investments in the financial services and technology sectors on behalf of various investment firms.

    Ms. Perkins served in various roles at the Stanford Management Company (the investment office for Stanford University) from 1982 to 2006, including Director of Private Equity from 2000 to 2006. She was Managing Director at Fisher Lynch Capital, a private equity fund of funds, from 2006 to 2014. She was a Board Member at the YMCA Retirement Plan from 2006 to 2012 and is now Board Member, Chair of the Finance Committee, and Chair of the Investment Committee at the American Bible Society. She also serves on the Investment Committee for Santa Clara University, the Investment Committee of Boys Town and the Investment Committee for Prison Law Office.

    Mr. Wanek is the Chief Executive Officer and President of the Fund and Chief Executive Officer and President of Westech. He joined Westech in 2000. Prior to joining Westech, Mr. Wanek held marketing, business development, and legal positions with VeriSign, Wilson Sonsini Goodrich & Rosati, LLP, and Los Alamos National Laboratories.

    Mr. Wanek serves as Chairman of the Board of Directors. Mr. Wanek possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Fund. Mr. Wanek is, therefore, well positioned to develop Board agendas that ensure that the Board’s attention is directed to the most critical issues for the Fund. While Mr. Wanek is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, each of the directors of the Fund, other than Mr. Wanek, is an Independent Director, and each of the Fund’s committees are composed entirely of Independent Directors.

    Each Independent Director is encouraged to regularly contact management with questions or suggestions for agenda items, and the directors are kept informed of the Fund’s business by various documents sent to them and oral reports made to them during Board meetings by the Fund’s management. The Fund has adopted written compliance policies and procedures, which are designed to ensure that the Fund is compliant with all applicable laws. No less frequently than annually, the Board reviews the adequacy of these procedures and the effectiveness of their implementation. In connection with this review, the Fund’s designated Chief Compliance Officer provides a written report to the Board, which discusses, among other things, any material compliance matters or issues that arose during the year. Additionally, the Chief Compliance Officer meets with the Independent Directors of the Fund on an annual basis, without management present. The designation of the Chief Compliance Officer is approved by the Board, including a majority of its Independent Directors, and the Chief Compliance Officer may be removed from his responsibilities only with the approval of the Board, including a majority of the Independent Directors. For the foregoing reasons, the Board believes that its current leadership structure strikes the appropriate balance between effective Board leadership and independent oversight of management.

    Because the executive officers of the Fund do not receive compensation from the Fund for their services to the Fund, the Fund does not have a compensation committee.

2024 Director Compensation

    The following table shows the compensation of the directors of the Fund during the last fiscal year:

Name and Position	Aggregate Compensation from the Fund*
Independent Directors
Spiro C. Lazarakis Director	$55,000
William R. Miller Director	$40,000
Georganne Perkins Director	$40,000
Non-Independent Director
David R. Wanek Director, Chief Executive Officer, Chairman of the Board	$—
* Represents cash compensation which is the only form of director compensation. Compensation is prorated based on each director’s period of service during the year as needed.

    At present, the Independent Directors of the Fund each receive an annual fee from the Fund of $40,000, are reimbursed by the Fund for their expenses in attending meetings of the board of directors or any committee thereof and receive a $1,000 fee for attendance in person at any meeting. The Chair of the Fund’s Audit Committee also receives an annual retainer fee from the Fund of $15,000. Any change to the compensation paid to the Independent Directors must be determined by the Nominating Committee of the Fund’s Board of Directors. In addition, each Independent Director that serves as an independent member of the LLC’s advisory board (the “Advisory Board”) may receive annual compensation for his or her Advisory Board service, which Westech determines without any express monetary limit, taking into account the current regulatory environment and the market.

    The Non-Independent Director receives no compensation from the Fund for his services as a director.

    The Fund is a private business development company with no public market for its equity securities. In addition, equity interests in the Fund are generally not transferable and are not granted as compensation. Accordingly, the Fund has not deemed it necessary to establish a policy that would restrict the ability of its employees (including officers) or directors to purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the employee or director.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2) – General Matters

    The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025, which appointment was unanimously approved by the Board of Directors of the Fund. More information on Deloitte & Touche LLP is set forth below.

PROPOSAL 1 – TO ELECT FOUR DIRECTORS OF THE FUND

    The following table provides information concerning each nominee for election to the Board of Directors of Fund X. Each of our directors serves until a successor is elected and qualified or until the director’s earlier death, resignation, removal or retirement. The address of each nominee is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name of Nominee for Director	Age as of 12/31/2024	Positions(s) Held with Fund	Director of the Fund Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2024
Independent Directors
Spiro C. Lazarakis	69	Director	2021
Member of the Board of Directors and Chairman of the Audit Committee and member of the Nominating and Corporate Governance Committee of Digi International Inc. (since 2015). Mr. Lazarakis was previously a member of the Board of Directors of Venture Lending & Leasing VIII, Inc. (“Fund VIII”).
					1 - Fund X	$50,001-$100,000(1)
William R. Miller	60	Director	2021
Chief Operating Officer and Managing Director of Makena Capital Management since 2006. Mr. Miller was previously a Director of Venture Lending & Leasing V, Inc., Venture Lending & Leasing VI, Inc. and Fund VIII.
					1 - Fund X	Over $100,000(1)
Georganne Perkins	70	Director	2021
Board Member, Chair of the Finance Committee and Chair of the Investment Committee at the American Bible Society; member of the Investment Committee for: Santa Clara University; Boys Town; and Prison Law Office, respectively. Ms. Perkins was a Senior Advisor at Fisher Lynch Capital (2006-2021).
					1 - Fund X	Over $100,000(1)
Non-Independent Director
David R. Wanek (2)	51	Director, President and Chief Executive Officer	2021
Chief Executive Officer (“CEO”) and President of Westech Investment Advisors since 2022; President (since 2019) and CEO (since 2022) of Venture Lending and Leasing IX, Inc.; President (since 2020), CEO and Chairman of the Board (since 2022) of the Fund; President, CEO and member of the Board of Directors (since 2023) of WTI Fund XI, Inc. (“Fund XI”); and President (2019-2023) and CEO (2022-2023) of Fund VIII. Mr. Wanek has held various other positions with Westech Investment Advisors since 2000.
					2 – Fund X and Fund XI	Over $100,000(1)
(1)Represents indirect ownership of Shares in the Fund held by the LLC. The director beneficially owns a membership interest in the LLC, which owns 100% of the Fund’s Shares. As a result, the director may be deemed to be a beneficial owner of a portion of the Shares of the Fund. As of December 31, 2024, the Fund’s equity was $230,345,459. Because there is no trading market for the Fund’s Shares, this equity amount was used to determine a per Share value of $2,303.45. This per Share value was then used to determine the aggregate dollar range of equity securities in the Fund that may be deemed to be beneficially owned by the director. The director disclaims beneficial ownership of the Shares except to the extent of his or her pecuniary interest in the LLC, and the inclusion of the Shares in the above table shall not be deemed an admission of beneficial ownership of the Shares for purposes of Section 16 of the Exchange Act, or for any other purpose.

(2)Because of Mr. Wanek’s position with Westech, he is an “interested person” of the Fund.

    During the year ended December 31, 2024: the Fund’s Board of Directors met four times; the Audit Committee met five times; and the Nominating Committee met one time. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served held during the last fiscal year and while he or she served as a director.

PROPOSAL 2 – TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and such appointment was unanimously approved by the Board of Directors of the Fund. Information concerning the Audit Committee’s recommendation regarding the selection of Deloitte & Touche LLP is set forth in the Audit Committee Report below, and information concerning the fees charged by Deloitte & Touche LLP and its affiliates is set forth under “Other Information” below.

    Audit Committee Report. The Audit Committee reviewed and discussed with management the Fund’s audited financial statements for the year ended December 31, 2024. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), and by the SEC.

    The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee considered whether the provision of non-financial audit services was compatible with Deloitte & Touche LLP’s independence in performing financial audit services.

    Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC. The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as independent registered public accounting firm for the year ending December 31, 2025.

    Audit Committee: Spiro C. Lazarakis (Chairman), William R. Miller, Georganne Perkins.

OTHER INFORMATION

    Manager. The Fund’s investment adviser is Westech Investment Advisors LLC. Westech Investment Advisors’ principal business address is 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

    Independent Registered Public Accounting Firm. Effective March 2021, Deloitte & Touche LLP was appointed as the Fund’s independent registered public accounting firm. The Audit Committee has considered the independence of Deloitte & Touche LLP, and has concluded that the provision of non-audit services by Deloitte & Touche LLP and the other member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively referred to as the “Deloitte entities”) is compatible with maintaining auditor independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

    The following is a summary of the aggregate fees billed by Deloitte entities to the Fund.

    Audit Fees. The aggregate fees charged for professional services required for the audit of the Fund’s annual financial statements for the fiscal years ended December 31, 2024 and 2023 and the reviews of the interim financial statements included in the Fund’s Form 10-Qs for 2024 and 2023 were $237,281 (2024) and $226,299 (2023).

    Audit-Related Fees. The aggregate fees charged for audit-related services for the fiscal year ended December 31, 2024 were $35,000 (2024). The Deloitte entities did not provide, and did not charge any fees for, any other audit-related services for the fiscal year ended December 31, 2023.

    Tax Fees. The aggregate fees charged for tax advisory and preparation services for the fiscal years ended December 31, 2024 and 2023 were $36,550 (2024) and $35,525 (2023).

    All Other Fees. The Deloitte entities did not provide any other services for the fiscal years ended December 31, 2024 and 2023.

    As set forth in the Audit Committee Charter, all auditing services and permitted non-audit services to be performed for the Fund by the independent registered public accounting firm are pre-approved by the Audit Committee in accordance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee followed such procedures with respect to the approval of the fees described above. All audit services were performed by full-time, permanent employees of Deloitte entities.

    Executive Officers of the Fund. The following are the executive officers of the Fund other than Mr. Wanek. The address of each officer is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

Name and Position With Fund	Age as of 12/31/2024	Principal Occupation and Business History
Maurice C. Werdegar, Chairman of the Fund	59
Chairman of the Fund since 2022. Mr. Werdegar has held the position of Chairman of Westech Investment Advisors since 2022. Mr. Werdegar served as President and Chief Executive Officer of Westech Investment Advisors from 2015 to 2021, served as Chief Operating Officer and Vice President of Westech Investment Advisors from 2011 to 2015 and served in various other positions with Westech Investment Advisors since 2001. Mr. Werdegar served as a Director and Chairman of the Board of the Fund from 2021 to 2022 and is a member of the Board of Directors and Chairman of Fund IX and Fund XI.

Jared S. Thear, Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer	47	Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund since 2021. Mr. Thear has held the same positions with Westech Investment Advisors since 2021. From 2001 to 2021, he worked for Deloitte & Touche where he led the Northwest Asset Management audit function from 2014 to 2021.
Rodolfo Ruano, Vice President and Assistant Secretary	57	Vice President and Assistant Secretary of the Fund since 2021. Mr. Ruano has held the position of Vice President of Westech Investment Advisors and various other positions with Westech Investment Advisors since 2011.

    Compensation of Executive Officers. Executive officers of the Fund do not receive any compensation from the Fund for their services to the Fund. Services necessary for the Fund’s business are provided by individuals who are employees of Westech or its affiliates, pursuant to the terms of the Investment Management Agreement by and between the Fund and Westech. Westech selects, structures, closes and monitors the Fund’s investments, acting under the supervision of the Fund’s Board of Directors.

    Annual Reports. The Fund will furnish to its shareholder, without charge, additional copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.
    Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act, requires our executive officers, directors, and “beneficial owners” of more than 10% of our capital shares registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership of our capital shares with the Securities and Exchange Commission, and to provide copies of such reports to us. Based on a review of those reports and written representations from the reporting persons, we believe that during fiscal 2024 or prior fiscal years, all transactions were reported on a timely basis except for the following: (i) for each of Salvador O. Gutierrez, David R. Wanek, Maurice C. Werdegar and Bonnie S. Swenson, a Form 4 filing reporting a single transaction following the closing of the acquisition on October 13, 2022 by P10 Intermediate Holdings, LLC, an indirect wholly-owned subsidiary of P10, Inc., of all of the issued and outstanding equity interests in Westech Investment Advisors LLC (the “Westech Transaction”), (ii) for WTI Fund X GP, LLC, an amended Form 3 filing to describe the ownership structure of the Fund and (iii) for P10, Inc., a Form 3 filing related to the closing of the Westech Transaction on October 13, 2022.

    Submission of Shareholder Proposals. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, at 104 La Mesa Drive, Suite 102, Portola Valley, California 94028. To be included in the proxy for the next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), proposals should be received no later than December 4, 2025. To present a shareholder proposal for the next Annual Meeting of Shareholders (other than pursuant to Rule 14a-8), proposals should be received no later than February 17, 2026.

    Other Matters to Come Before the Meeting. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                    By order of the Board of Directors of the Fund

                    /s/ David R. Wanek

                    DAVID R. WANEK
                    Director, Chairman of the Board

April 3, 2025

ANNEX A

Beneficial Ownership of Fund Shares

    As of April 2, 2025, there were 100,000 shares of Common Stock of Fund X, $0.001 par value, issued and outstanding, all owned by Fund X’s sole shareholder, the LLC.

    Under the LLC’s Operating Agreement, the LLC may take no action as shareholder of Fund X without first soliciting and/or taking instructions from the LLC members, to the same extent as if the members of the LLC were shareholders of Fund X, with ownership interests therein identical to their respective ownership of LLC Shares in the LLC. Accordingly, for purposes of the tables below, the respective ownership of LLC Shares by the members of the LLC is addressed as if such members owned an identical pro rata interest in the outstanding shares of Fund X.

    WTI Fund X GP, LLC (the “GP”) is the managing member of the LLC. Westech is the managing member of the GP.

Beneficial Owners of More Than 5% of Fund X Shares as of the Record Date*

Name and Address of Shareholder**	Number and Percentage of Shares Beneficially Owned
WTI Fund X, LLC	100,000; 100%
Westech Investment Advisors LLC***	100,000; 100%
WTI Fund X GP, LLC***	100,000; 100%
P10 Intermediate Holdings LLC and/or P10, Inc. ***	100,000; 100%
Gordon E. and Betty I. Moore Foundation	8,860; 8.86%
Master Trust Agreement Between Pfizer Inc. and The Northern Trust Company	8,000; 8.00%

* Each is an indirect beneficial owner of more than 5% of the Shares by virtue of owning more than a 5% membership interest in the LLC.

** The address of each of the shareholders listed in this Annex is c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

*** The GP may be deemed to be a beneficial owner of the 100,000 Shares of Fund X owned by the LLC by virtue of its position as the managing member of the LLC. Westech may be deemed to be a beneficial owner of the 100,000 shares of Fund X owned by the LLC by virtue of its position as the managing member of the GP. P10 Intermediate Holdings LLC whose ultimate parent company is P10, Inc. may be deemed to be an indirect beneficial owner of the 100,000 shares of Fund X owned by the LLC by virtue of its relationship to Westech, the managing member of the GP. Westech is 100% owned by P10 Intermediate Holdings LLC.

Beneficial Ownership of Fund X Shares by Fund Directors and Executive Officers as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Spiro C. Lazarakis	—
William R. Miller	—
Georganne Perkins	—
David R. Wanek	—
Maurice Werdegar	—
Jared S. Thear	—
Rodolfo Ruano	—
All directors and executive officers as a group (7 persons)**	100,000; 100%

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors LLC, 104 La Mesa Drive, Suite 102, Portola Valley, California 94028.

** Each is an indirect beneficial owner of shares by virtue of owning a membership interest in the LLC. If the 100,000 shares that are owned by the LLC are disregarded, the directors and executive officers, as a group, beneficially own less than 1% of the outstanding shares.

ANNEX B

CHARTER FOR THE AUDIT COMMITTEE
OF
WTI FUND X, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Directors of WTI Fund X, Inc. (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility by monitoring and overseeing: (i) the integrity of the Fund’s accounting and financial reporting process; (ii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm(s) (the “independent public accountant”); and (iii) the adequacy of the Fund’s overall system of internal controls regarding finance, accounting, legal and regulatory compliance. Additionally, the Audit Committee shall undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Audit Committee.

Authority

The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources and authority to discharge its responsibilities effectively, including, but not limited to, the authority to (i) retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties and (ii) create subcommittees with such powers as the Audit Committee shall from time to time confer. Members of the Audit Committee are not full-time employees of the Fund or Management (as defined below) and are not, and do not represent themselves to be, accountants or auditors by profession. It is not the duty or the responsibility of the Audit Committee to conduct any type of auditing or accounting reviews or procedures to determine whether the Fund’s financial statements are complete and accurate and are in accordance with general accepted accounting principles, or to set auditor independence standards. The Audit Committee shall be entitled to rely on: (i) the integrity of those persons within and outside the Fund and Management from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) statements made by the officers and employees of the Fund, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent public accountant to the Fund.

Composition and Term of Members of the Audit Committee; Audit Sub-Committee

The Audit Committee shall be composed of not less than two members of the Board of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), each of whom is able to read and understand financial statements. As required by Section 301 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Audit Committee, as a member of another Committee of the Board of Directors, or as a member of the Board of Directors), or be an affiliated person of the Fund. As required by Section 407 of the Sarbanes-Oxley Act, the Board shall consider at least annually whether one or more members of the Audit Committee will be designated as an “audit committee financial expert” as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto. The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed.

The Chair of the Audit Committee, together with the chairs of the audit committees of other business development companies advised by Westech Investment Advisors, LLC (“Westech”), shall comprise an audit sub-committee (the “Audit Sub-Committee”) having such powers and responsibilities as the Audit Committee shall from time to time confer. The Audit Sub-Committee members are listed in Exhibit A hereto.

Meetings

The Audit Committee shall meet no less frequently than once a year, with additional meetings being held as deemed appropriate by the Chair of the Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Audit Committee, and will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee. Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

The Audit Sub-Committee shall meet at such times as deemed appropriate by the members thereof, typically expected to be on a quarterly basis in advance of the quarterly meetings of the Board of Directors. Counsel to the Independent Directors or the Chief Financial Officer will be responsible for preparing and maintaining minutes of the meetings of the Audit Sub-Committee and will circulate such minutes to all members of the Audit Committee at the next following meeting of the Audit Committee.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountant, and the individuals at Westech who provide financial and executive management of the Fund (“Management”).

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.Identify the independent public accountant to be recommended for selection by the Board of Directors to audit the financial statements of the Fund and review the independent public accountant’s fees and compensation to determine whether they are appropriate in relation to the services provided.

2.Evaluate the independence of the independent public accountant, including evaluating whether the independent public accountant provides audit services or consulting services to Management, or consulting services to the Fund or other funds advised by Westech, and to receive the specific representations of the independent public accountant as to its independence. Specifically, the Audit Committee will be responsible for evaluating and pre-approving the provision of all audit services and permitted non-audit services (including the fees charged and the terms thereof) to the Fund by the independent public accountant as required by Sections 201 and 202 of the Sarbanes-Oxley Act. The Audit Committee may delegate its authority to evaluate and pre-approve audit and permitted non-audit services to the chair of the Audit Committee, provided that the decisions of the chair of the Audit Committee to grant any such pre-approvals shall be presented to the full Audit Committee for ratification at its next scheduled meeting.

3.Meet with the independent public accountant and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, the Audit Committee will review the (i) Fund’s financial statements and related footnotes, and the independent public accountant’s report thereon; (ii) communications regarding the scope and results of the audit, as required by the standards of the Public Company Accounting Oversight Board (the “PCAOB”); and (iii) communications regarding any other matters which are required to be communicated by the independent auditors and discussed with the Audit Committee pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process.

4.Evaluate the audit partner rotation requirement in Section 203 of that the Sarbanes-Oxley Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

5.Review with the independent public accountant and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent public accountant. The Audit Committee will receive and review the certifications required by Section 302 of the Sarbanes-Oxley Act, and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act, and will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act.

6.Review periodically with the independent public accountant the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountant is satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

7.Provide the independent public accountant with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent public accountant’s evaluation of Management’s financial and accounting personnel, and the cooperation that the independent public accountant received during the course of its audit. The Audit Committee will also receive the report of the independent public accountant required by Section 204 of the Sarbanes-Oxley Act.

8.Meet to evaluate the performance of the independent public accountant at least annually without representatives of the independent public accountant being present.

9.Review fees of the independent public accountant in relation to services provided to the Fund.

10.Investigate any improprieties or suspected improprieties in the Fund’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as contemplated by Section 301 of the Sarbanes-Oxley Act.

11.Review material violations of the Fund’s or Management’s Code of Ethics and determine what action should be taken, if any.

12.Summarize the proceedings of all meetings of the Audit Committee and Audit Sub-Committee at meetings of the Board of Directors of the Fund.

13.Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain special counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

14.Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and should remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all applicable requirements.
    The following matters may be delegated to the Audit Sub-Committee:
1.Meet with the auditors on a quarterly basis.

2.Review the interim condensed financial statements.

3.Receive required communications in connection with the annual audit of the Funds or other matters.

4.Review any material changes to internal controls of the Firm.

5.Pre-approve audit and non-audit services (such as special procedures or tax services) in between meetings of Audit Committee.

6.Such other matters as the Audit Committee may from time to time determine.

Adopted May 13, 2021
Revised March 16, 2022
Revised March 15, 2023
Revised March 20, 2024
Approved March 19, 2025

EXHIBIT A

Members of the Audit Committee
Spiro C. Lazarakis (Chairman)
William R. Miller
Georganne Perkins

Members of the Audit Sub-Committee
Spiro C. Lazarakis
Roger V. Smith
Monica Lai

ANNEX C

CHARTER FOR THE NOMINATING COMMITTEE

OF

WTI FUND X, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of WTI Fund X, Inc., (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The Nominating Committee has as its primary purpose, among other things, responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.

Authority

The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be composed of all the members of the Board of Directors who are not “interested persons” of the Fund (“Independent Director”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”). The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto. The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee. Each member of the Nominating Committee shall serve until a successor is appointed.

Meetings

The Chair of the Nominating Committee shall call meetings on an “as needed” basis. Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee. Counsel to the Independent Directors of the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee. Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

Responsibilities

The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

Functions of the Committee

1.
The Nominating Committee shall nominate persons to become Independent Directors. The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Westech Investment Advisors Inc. (“Westech”), and other principal service providers to the Fund. A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Westech, or other principal service providers.

2.
Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors. Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style. The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

3.	The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.

4.
The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.

5.
The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.

Nominations with respect to Other Committees of the Board

1.	The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

2.
The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized. The Nominating Committee shall make recommendations for any such action to the Board of Directors.

Retirement Policies

1.
It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Directors at the end of the year in which they reach their 79th birthday (“Retirement Date”), provided however, that the term for each Independent Director upon reaching his or her Retirement Date shall automatically renew for up to five successive one-year periods unless the Nominating Committee determines in its sole discretion not to renew an Independent Director’s term for any such one-year term subsequent to his or her Retirement Date.

Other Powers and Responsibilities

1.
The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

2.
The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.	The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.

Approved May 13, 2021
Amended March 16, 2022
Amended March 15, 2023
Approved March 20, 2024
Approved March 19, 2025

EXHIBIT A

Members of the Nominating Committee
Spiro C. Lazarakis (Chairman)
William R. Miller
Georganne Perkins

PROXY

WTI Fund X, Inc.
Annual Meeting of Shareholders – May 21, 2025

The undersigned hereby appoints as proxies Jared S. Thear and Rodolfo Ruano and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.001 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. Unless otherwise indicated to the contrary for a proposal, this proxy shall be deemed to grant authority to vote “FOR” the proposal. This proxy is solicited on behalf of the Board of Directors of WTI Fund X, Inc.
Please sign and date this proxy and return it to Westech Investment Advisors LLC by e-mail to thomas@westerntech.com.
    Please indicate your vote by an “X” in the appropriate box below. The Board of Directors recommends a vote “FOR” the proposals below.

Election of Spiro C. Lazarakis, William R. Miller, Georganne Perkins and David R. Wanek as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)	FOR ______	ABSTAIN ______

Ratification of the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR ______	ABSTAIN ______	AGAINST ______

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2025: The Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, and the Annual Report for the Fund for its year ended December 31, 2024, are available on the internet at the following address: www.intralinks.com.

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.” If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________ Name of Shareholder
________________________ Signature ________________________ Title (if applicable)
Dated: _______________, 2025